                                                                Exhibit 10.22

                          DEBT SUBORDINATION AGREEMENT

         This Agreement, made and entered into as of the 29th day of January, 1996, by and between First American National Bank, a national banking association ("First American"), Children's Comprehensive Services, Inc., a Tennessee corporation ("CCS"), Helicon, Inc. (the "Borrower"), and National Health Investors, Inc., a Maryland corporation ("NHI").

                              W I T N E S S E T H:

         WHEREAS, First American proposes, conditioned upon the making by CCS of the agreements herein expressed, and pursuant to a Loan and Security Agreement of even date herewith, between First American and Borrower (the "First American Loan Agreement"), to loan certain funds to Borrower as set forth in First American Loan Agreement (the "First American Loan"); and

         WHEREAS, Borrower now owes to CCS the sum of $5,370,941.62, plus accrued interest (the "Helicon Loan"), as evidenced by the instruments described in Exhibit A attached hereto (collectively the "Helicon Loan Documents"), and CCS may, from time to time, make further loans, advancements or extensions of credit to Borrower; and

         WHEREAS, the Helicon Loan Documents are pledged to NHI to secure certain obligations owed by CCS and Children's Comprehensive Services of California, Inc. ("CCSC") to NHI, pursuant to the terms of a Security Agreement/Projects and Security Agreement/Deposits (collectively, the "NHI Security Agreements") and by a Collateral Assignment of Loan Documents between CCS and NHI dated as of September 23, 1994 (the "NHI Collateral Assignment"); and

         WHEREAS, CCS and NHI have agreed with First American that the payment of the indebtedness evidenced by the Helicon Loan shall be subordinate to the obligations of the Borrower with respect to the First American Loan; and

         WHEREAS, CCS and NHI have further agreed with First American that the security interests granted by Borrower to CCS to secure the repayment of the Helicon Loan, as evidenced by certain UCC financing statements identified in Exhibit A attached hereto (collectively, the "CCS Liens"), are subordinate to the security interests granted by Borrower to First American to secure the First American Loan (the "First American Liens"); and,

         WHEREAS, CCS, with the consent of NHI in its capacity as holder of the Helicon Loan Documents, is willing, in order to induce First American to fund the First American Loan to Borrower, to subordinate the Borrower's obligations to CCS, as evidenced by the Helicon Loan Documents, whether now existing or hereafter incurred, to the Borrower's obligations to First American, evidenced by the First American Loan Agreement and the other documents and instruments evidencing or securing the First American Loan (the "First American Loan Documents"), and whether such obligations are now existing or are hereafter incurred by Borrower under the First American Loan Documents,

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, including without limitation, the funding by First American of the First American Loan, or any portion thereof, CCS, NHI and First American hereby agree as follows:

         1. Agreement of Subordination. In order to induce First American to extend the First American Loan, or to grant such renewals or extensions thereof as First American may deem advisable, CCS and NHI, in its capacity as holder of the Helicon Loan Documents, hereby agree that neither CCS nor NHI will ask, demand, sue for, take or receive from Borrower, by set-off or any other manner, the whole or any part of any monies, principal or interest, now or hereafter owing by Borrower to CCS under the Helicon Loan Documents, nor any security therefor, unless and until all obligations of Borrower to First American under the First American Loan Documents, whether such obligations of Borrower are now existing or hereafter arising, direct or indirect, absolute or contingent, secured or unsecured, due or not due, and whether arising directly between Borrower and First American or acquired outright, conditionally or as collateral security from another by First American (collectively the "First American Obligations"), shall have been fully paid with interest. Notwithstanding the foregoing, nothing contained herein shall be deemed to limit, restrict, or subordinate the obligations of Borrower to pay to CCS lease payments, management fees, and consulting fees payable by Borrower to CCS in the ordinary course of business, provided, however, CCS, Borrower and NHI acknowledge that in the event of a default under the First American Loan Agreement, no management fees or consulting fees shall be paid by Borrower to CCS, without the prior written consent of First American. In the event any such fees are received by CCS or NHI in violation of this Agreement, such fees shall be deemed to be received in trust for the benefit of First American, and upon request of First American, such fees shall be paid to First American to be applied to the First American Obligations.

         2. Lien Subordination. CCS and NHI, in its capacity as holder of the Helicon Loan Documents, hereby subordinate the liens and security interests granted by the Borrower to CCS to secure the Helicon Loan (excluding only the security interests in any equipment of Borrower), whether evidenced by the CCS Liens or otherwise, to the liens and security interests granted by Borrower to First American to secure the First American Loan, including, without limitation, the First American Liens.

         3. Distribution of Assets of Borrower. CCS and NHI, in its capacity as holder of the Helicon Loan Documents, agree that (i) in the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Borrower or the proceeds thereof to creditors of Borrower or upon any indebtedness of Borrower, by reason of the liquidation, dissolution or other winding up of Borrower or Borrower's business, or (ii) in the event of any sale, receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditors, or any proceeding by or against Borrower for any relief under any bankruptcy or insolvency law or laws relating to the relief of debts, readjustment of indebtedness, reorganizations, compositions or extensions, then and in any such event any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to the Helicon Loan payable by Borrower to CCS, shall be paid or delivered directly to First American for application on the First American Obligations, whether the same are then due or not due, until such time as the First American Obligations shall have been fully paid and satisfied. CCS and NHI, in its capacity as holder of the Helicon Loan Documents, hereby irrevocably authorize and empower First American to demand, sue for, collect and receive every such payment or distribution and give acquittance therefor and to file claims and take such other proceedings in First American's own name or in the name of CCS or otherwise, as First American may deem necessary or advisable for the enforcement of this Agreement. CCS hereby agrees to execute and deliver to First American, upon request by First American, such powers of attorney, assignments or other instruments as may be requested by First American in order to enable First American to enforce any and all claims upon or with respect to the Helicon Loan payable by Borrower to CCS, and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or with respect to the Helicon Loan owed by Borrower to CCS.

         4. Payments Received by CCS or NHI for Benefit of First American. Should any payment or distribution or security or proceeds thereof be received by CCS or NHI upon or with respect to the Helicon Loan payable by Borrower to CCS, in violation of this Agreement, prior to the full satisfaction of First American Obligations, CCS and/or NHI will immediately deliver the same to First American in precisely the form received (except for the endorsement or assignment of CCS or NHI where necessary), for application on the First American Obligations, whether the same are then due or not due, and, until so delivered, the same shall be held in trust by CCS and/or NHI, as property of, and for the benefit of First American. In the event of the failure of CCS or NHI to make any such endorsement or assignment, First American, or any of its officers or employees in behalf of First American, is hereby irrevocably authorized by CCS and NHI to make the same.

         5. Assignment of Rights of CCS. CCS agrees not to assign or transfer to others any claim which CCS has or may have against Borrower while any of First American Obligations remain unpaid, except for the assignment of the Helicon Loan Documents to NHI under the NHI Collateral Assignment.

         6. Continuing Agreement. This Agreement shall constitute a continuing agreement of subordination, and First American may continue, without notice to CCS or NHI, to lend monies, extend credit and make other accommodations to or for the account of Borrower on the faith hereof until written notice of revocation of this Agreement shall be delivered to First American by CCS and/or NHI. Any such notice of revocation shall not affect this Agreement in relation to any obligations or liabilities of Borrower then existing or any obligations or liabilities created thereafter pursuant to any previous commitment of First American to Borrower, or any extensions or renewals of any such obligations or liabilities, and as to all such obligations and liabilities and extensions or renewals thereof, this Agreement shall continue in effect until such obligations shall have been fully discharged with interest. Notwithstanding the foregoing, First American shall not increase the principal amount of the First American Loan to an amount in excess of $500,000, without the prior consent of NHI and CCS.

         7. Amendments and Modifications of the First American Loan Documents. CCS and NHI agree that First American, at any time and from time to time, either before or after receipt of a notice of revocation as provided for in paragraph 6 hereof, may enter into such agreement or agreements with Borrower as First American may deem proper extending the time of payment or renewing or otherwise altering the terms of all or any of First American Obligations (except for an increase in the principal amount of the First American Loan), or affecting any security underlying any or all of First American Obligations, or may exchange, sell or surrender or otherwise deal with any such security, or may release any balance of funds of Borrower with First American, without notice to CCS or NHI and without in any way impairing or affecting this Agreement.

         8. Acknowledgment of First American Obligations. CCS and NHI acknowledge and agree that the First American Obligations shall be deemed to have been made and incurred in reliance upon this Agreement.

         9. Waiver by First American. No waiver shall be deemed to be made by First American of any of its rights hereunder unless the same shall be in writing signed in behalf of First American.

         10. Notice of Acceptance Waived. Notice of acceptance by First American of this Agreement is hereby waived by CCS and NHI, and this Agreement and all of the terms and provisions hereof shall be immediately binding upon CCS and NHI from the date of execution hereof.

         11.     Miscellaneous.

                 (a) Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been given when actually delivered, if personally delivered, or when mailed, if mailed by registered or certified mail, return receipt requested, to the following addresses or to such other address as either party may subsequently designate in writing:


                          (i)     if to First American:

                                  First American National Bank
                                  Health Care Division
                                  First American Center
                                  Nashville, TN 37237-0203
                                  Attn:  Mark D. Mattson, Vice President
                                  with a copy given in the manner prescribed above, to:

                                  Sherrard & Roe, P.L.C.
                                  424 Church Street, Suite 2000
                                  Nashville, TN 37219
                                  Attn:  Kim A. Brown, Esq.

                          (ii)    if to CCS:

                                  Children's Comprehensive Services, Inc.
                                  805 S. Church Street
                                  Murfreesboro, TN 37133
                                  Attn:  William J. Ballard, President

                                  with a copy given in the manner prescribed above, to:

                                  Baker, Donelson, et al.
                                  1700 Nashville City Center
                                  511 Union Street
                                  Nashville, TN 37219
                                  Attn:  Kenneth P. Ezell, Jr., Esq

                          (iii)   if to Borrower:

                                  Helicon, Inc.
                                  11980 S. Mt. Vernon Road
                                  Grand Terrace, CA 93234
                                  Attn:  Mary Trainor

                 (b) Governing Law and Jurisdiction. This Agreement shall be deemed to be a contract under the laws of the State of Tennessee and for all purposes shall be governed by and construed and enforced in accordance with the laws of such State. The parties hereto irrevocably consent to the jurisdiction of the United States District Court sitting in Nashville, Tennessee, and of all Tennessee state courts, for the purpose of any litigation concerning this Agreement. It is further agreed that venue shall be exclusively with courts sitting in Davidson County, Tennessee.

                 (c) Pledge of Helicon Loan to NHI. The Borrower, CCS, NHI and First American acknowledge that the Helicon Loan, as evidenced by the Helicon Loan Documents, is currently pledged to NHI as collateral security for certain obligations owed by CCS and CCSC to NHI, as evidenced by the NHI Security Agreements. The parties further acknowledge that the purpose of this Subordination Agreement is to confirm a direct, first priority security interest in the assets of the Borrower, as described in the First American

         Loan Documents, in favor of First American, as collateral security for the First American Obligations. The security interest granted to CCS by Borrower, as set forth in the Helicon Loan Documents, and currently held by NHI by virtue of the NHI Security Agreements shall continue as collateral security for the obligations owed by Borrower to CCS, subordinate only to the First American Obligations and the First American Liens securing such obligations, as set forth herein.

                 (d) Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                 (e) Severability. The provisions of this Agreement are intended to be severable. If any provision of this Agreement is held invalid or unenforceable in whole or in part in any jurisdiction such provision will, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability of such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

                 (f) Section Headings. The section headings in this Agreement are for convenience only and do not limit, define or construe the contents of the sections.

                 (g) Amendments and Waivers. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a writing signed by all of the parties hereto.

                 (h) Injunctive Relief. Each party hereto acknowledges that the breach by it of any of the provisions of this Agreement is likely to cause irreparable damage to the other parties. Therefore, the relief to which any party shall be entitled in the event of any such breach or threatened breach shall include, but not be limited to, a mandatory injunction for specific performance, judicial relief to prevent a violation of any of the provisions of this Agreement, damages and any other relief to which it may be entitled at law or in equity.

                 (i) Counterparts. This Agreement may be executed in one or more counterparts.

         12. Joinder of Borrower. The Borrower has joined in this Agreement for purposes of consenting to the terms of this Agreement.

         IN WITNESS WHEREOF, the undersigned parties have executed this Agreement as of the day and date first above written.

FIRST AMERICAN NATIONAL BANK             CHILDREN'S COMPREHENSIVE SERVICES, INC.


BY: /s/                                  BY: /s/
   ----------------------------------       ------------------------------------

TITLE:                                   TITLE:
      -------------------------------          ---------------------------------

            "FIRST AMERICAN"                                   "CCS"

NATIONAL HEALTH INVESTORS, INC.          HELICON, INC.


BY: /s/                                  BY: /s/
   ----------------------------------       ------------------------------------

TITLE:                                   TITLE:
      -------------------------------          ---------------------------------

                  "NHI"                                   "BORROWER"